SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934



Filed by the Registrant            /X/

Filed by a Party other than the Registrant    / /

Check the appropriate box:

/ /      Preliminary Proxy Statement

/ /      Confidential,  for Use of the  Commission  Only (as  permitted  by Rule
         14a-6(6)(2)

/X/      Definitive Proxy Statement

/ /      Definitive Additional Materials

/ /      Soliciting Material Under Rule 14A-12

                              GB&T BANCSHARES, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                    ----------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/      No fee required.

/ /      Fee computed on table below per Exchange Act Rules  14a-6(i)(1)(4)  and
         0-11.

         (1) Title of each class of securities to which transaction applies:

                  ______________________________________________________

         (2) Aggregate number of class of securities to which transaction applies:

                  ______________________________________________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)      Amount Previously Paid:

              _________________________________________

      2)      Form, Schedule or Registration Statement No.:

              _________________________________________

      3)      Filing Party:

              _________________________________________

      4)      Date Filed:

              _________________________________________

                              GB&T BANCSHARES, INC.



                                 April 12, 2000



Dear Fellow Stockholder:

The annual meeting of stockholders of GB&T Bancshares, Inc. will be held at 4:30 p.m. on Monday, May 8, 2000 at the main office of Gainesville Bank & Trust, Gainesville, Georgia for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

Enclosed with this letter is a copy of our 1999 Annual Report, a notice of the meeting, proxy statement, and proxy card. The proxy statement contains information about actions to be taken at the meeting. We encourage you to review these materials so you will be fully informed about the matters that will be considered at the meeting. GB&T Bancshares, Inc. is subject to the rules and regulations of the Securities Exchange Act of 1934, including those relating to the solicitation of proxies.

To ensure that your shares are voted at the meeting, please complete, date, sign, and return the Proxy in the enclosed postage-paid envelope at your earliest convenience. Every stockholder's vote is important, no matter how many shares you own.

We encourage you to attend this annual meeting of stockholders. We look forward to your continued support and another good year in 2000.

                                                         Very truly yours,



                                                         F. Abit Massey
                                                         Chairman of the Board

                              GB&T BANCSHARES, INC.
                                  P.O. Box 2760
                           Gainesville, Georgia 30503

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 10, 2000




The annual meeting of stockholders of GB&T Bancshares, Inc. (the "Company") will be held on Monday, May 8, 2000, at 4:30 p.m. at the main office of Gainesville Bank & Trust, 500 Jesse Jewell Parkway, S.E., Gainesville, Georgia, for the purposes of considering and voting upon:

1. The election of ten directors to constitute the Board of Directors to serve until the next annual meeting and until their successors are elected and qualified and

2. Such other matters as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on April 4, 2000 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith. Please sign, date, and return the Proxy promptly in the enclosed business reply envelope. If you attend the meeting, you may, if you wish, withdraw your Proxy and vote in person.

Also enclosed is the GB&T Bancshares, Inc. 1999 Annual Report to Stockholders, which contains financial data and other information about the Company.

                                       By Order of the Board of Directors,



                                       Richard A. Hunt
                                       President and Chief Executive Officer

April 12, 2000




-------------------------------------------------------------------------------

Please complete and return the enclosed proxy promptly so that your vote may be recorded at the meeting if you do not attend.

-------------------------------------------------------------------------------

                                 PROXY STATEMENT

                                       for

                         ANNUAL MEETING OF STOCKHOLDERS

                                   TO BE HELD

                                   May 8, 2000

                              GB&T BANCSHARES, INC.
                                 P. O. BOX 2760
                           GAINESVILLE, GEORGIA 30503

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD May 8, 2000

                             SOLICITATION OF PROXIES

         This Proxy Statement and the accompanying form of proxy are furnished to the stockholders of GB&T Bancshares, Inc. (the "Company") in connection with the solicitation of proxies for the purposes stated herein, by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the main office of Gainesville Bank & Trust (the "Bank") at 500 Jesse Jewell Parkway, S.E., Gainesville,
Georgia, on Monday, May 8, 2000, at 4:30 p.m., or any adjournment or postponement thereof. THE COST OF THIS SOLICITATION OF PROXIES WILL BE BORNE BY THE COMPANY.

         Copies of solicitation materials may be furnished to banks, brokerage houses, and other custodians, nominees, and fiduciaries for forwarding to beneficial owners of shares of the Company's Common Stock, and normal handling charges may be paid for such forwarding service. In addition to solicitations by mail, directors and regular employees of the Company may solicit proxies in person or by telephone.

         At the meeting, shareholders will elect ten directors that will serve a one-year term that will expire at the next annual meeting when their successors are elected and qualified.

         The approximate date of the mailing of this Proxy Statement to stockholders is April 12, 2000.

                               REVOCATION OF PROXY

         The Board of Directors encourages the personal attendance of stockholders at the Annual Meeting, and the giving of the proxy does not preclude the right to vote in person should the person giving the proxy so desire. The person giving the proxy has the power to revoke the proxy at any time before the shares represented by it are voted at the Annual Meeting. The person giving the proxy may revoke it prior to the Annual Meeting by delivering either a written revocation or a duly executed proxy bearing a later date to Mr. Samuel L. Oliver, Secretary, P.O. Box 2760, Gainesville, Georgia 30503, or by hand-delivery to the Bank's main office at 500 Jesse Jewell Parkway, S.E., Gainesville, Georgia to the attention of Samuel L. Oliver, Secretary. The proxy may also be revoked by voting in person at the Annual Meeting. Anyone revoking a proxy will be given the opportunity to vote in person by ballot at the meeting. All shares represented by a properly executed, unrevoked proxy will be voted on all matters presented at the Annual Meeting on which the shares are entitled to vote, unless the stockholder attends the Annual Meeting and votes in person. Proxies solicited will be voted in accordance with the instructions given on the enclosed form of proxy. UNLESS AUTHORITY IS WITHHELD IN THE MANNER INDICATED ON THE ENCLOSED FORM OF PROXY, IT IS INTENDED THAT PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED FOR THE ELECTION AS A DIRECTOR OF EACH OF THE NOMINEES NAMED HEREIN AND ANY OTHER PROPOSALS SET FORTH BELOW.

                          VOTING AND OUTSTANDING STOCK

         Only stockholders of record at the close of business on April 4, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had issued and outstanding 2,764,511 shares of common stock, par value $5.00 per share (the "Common Stock"). All holders of Common Stock are entitled to one vote per share. The Common Stock is the only class of securities issued by the Company. Cumulative voting is not permitted.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table provides the numbers of shares and percentage of outstanding shares of the Common Stock which were beneficially owned as of April 4, 2000, by (i) "persons" (as that term is defined by the Securities and Exchange Commission (the "SEC")) who are known to the Company to be the beneficial owners of more than 5% of the Common Stock; (ii) the directors of the Company; (iii) the named executive officers of the Company and (iv) all directors and executive officers of the Company as a group.

         Name and Address                                   Number of Shares                           Percent
         of Beneficial Owner<F1>                            Owned Beneficially                         of Class
         ----------------------                             ------------------                         --------

         Donald J. Carter                                        70,562   <F2>                           2.55%
         J. Grady Coleman                                        31,250   <F3>                           1.13
         Dr. John W. Darden                                     117,594   <F4>                           4.24
         Bennie E. Hewett                                        61,212   <F5>                           2.21
         Richard A. Hunt, Jr.                                    46,822   <F6>                           1.69
         James L. Lester                                         43,465   <F7>                           1.57
         John E. Mansfield, Sr.                                 138,446   <F3>                           5.00
         F. Abit Massey                                         142,933   <F8>                           5.16
         Samuel L. Oliver                                        68,831   <F9>                           2.48
         Alan A. Wayne                                           12,075   <F10>                          *
         Philip A. Wilheit                                      154,878   <F11>                          5.59

All Directors and Executive Officers as a Group
         (11 persons)                                            904,568  <F12>                         31.77%

         <F1>     The address for each of the persons named above is Post Office
                  Box 2760, Gainesville, Georgia 30503.

         <F2>     Includes  1,500  shares  owned  by Mr.  Carter's  wife and 975 shares held in Carter Land Profit Sharing Plan. Also includes options to purchase 6,250 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

         <F3>     Includes options to purchase 6,250 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

         <F4>     Includes  8,750 shares owned by Dr.  Darden's wife, for all of which shares Dr. Darden has investment and voting power. Also includes options to purchase 6,250 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

                                      -2-

         <F5>     Includes  1,268 shares held by Mr.  Hewett's  children,  7,275 shares held by Mr. Hewett's IRA and 46,122 shares held by Citizens Family Partnership, for all of which shares Mr. Hewett has investment and voting power. Also includes options to purchase 6,250 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

         <F6>     Includes  625 shares  held by Mr.  Hunt's  mother,  for all of which shares Mr. Hunt has investment and voting power. Also includes options to purchase 10,000 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

         <F7>     Includes 30,340 shares owned by J. L. Lester & Son, for all of which Mr. Lester has investment and voting power.

         <F8>     Includes  3,814 shares owned by Mr.  Massey's  wife and 68,151 shares held by Georgia Poultry Federation Special Account, for all of which shares Mr. Massey has investment and voting power. Also includes options to purchase 6,250 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

         <F9>     Includes  13,125  shares  owned by Mr.  Oliver's  wife,  1,271 shares held by Mr. Oliver's children and 41,101 shares held by the Hulsey, Oliver & Mahar 401(K) Plan for the benefit of Mr. Oliver. Mr. Oliver has investment and voting power over all of such shares. Also includes options to purchase 6,250 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

         <F10>    Includes 1,450 shares owned by Mr. Wayne's wife. Mr. Wayne has investment and voting power over all of such shares. Also includes options to purchase 6,250 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

         <F11>    Includes  10,172 shares owned by Mr.  Wilheit's  wife,  11,443 shares held by Mr. Wilheit's children and 1,843 shares held by the Wilheit Family Partnership. Mr. Wilheit has investment and voting power over all of such shares. Also includes options to purchase 6,250 shares, which are currently exercisable under the Company's Stock Option Plan of 1997.

         <F12>    The total number of shares beneficially owned by all directors and executive officers as a group includes shares beneficially owned by executive officers not named above, including options to purchase 16,250 shares which are currently exercisable under the Company's Stock Option Plans of 1997 and 1992.

                              ELECTION OF DIRECTORS
                                    (Item 1)

         The By-Laws of the Company provide that "the Board shall consist of not less than five nor more than twenty-five persons, the exact number within such minimum and maximum limits to be fixed and determined from time-to-time by resolution of a majority of the Board of Directors. The Board may increase or decrease the number of directors by not more than two in any one year so long as such increase or decrease does not place the number of directors at less than five nor more than twenty-five." The Board of Directors has set the number of directors at ten.

         Each Proxy executed and returned by a shareholder will be voted as specified thereon by the shareholder. If no specification is made, the Proxy will be voted for the election of the nominees named below to constitute the entire Board of Directors. If any nominee withdraws or for any reason is not able to serve as a director, the Proxy will be voted for such other person as may be designated by the Board of Directors as a substitute nominee, but in no event will the Proxy be voted for more than ten nominees. Management of GB&T has no reason to believe that any nominee will not serve if elected. All of the nominees, with the exception of Mr. Lester, are currently directors of GB&T.

         For purposes of the annual meeting of stockholders, the Directors shall be elected by the affirmative vote of a majority of the shares represented at the annual meeting of stockholders.

         THE BOARD OF DIRECTORS HAS NOMINATED AND RECOMMENDS TO THE STOCKHOLDERS THE ELECTION OF EACH OF THE NOMINEES SET FORTH BELOW AS A DIRECTOR OF THE COMPANY UNTIL THE NEXT ANNUAL MEETING OF STOCKHOLDERS OR UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED. ALL OF THE NOMINEES ARE CURRENTLY DIRECTORS OF THE COMPANY. IF ANY NOMINEE IS UNABLE TO SERVE AS A DIRECTOR, SHARES WILL BE VOTED IN FAVOR OF A NOMINEE THE BOARD MAY ADOPT AS A SUBSTITUTE BY MAJORITY VOTE OF THE BOARD. AT THIS TIME, THE BOARD KNOWS OF NO REASON ANY NOMINEE WILL BE UNABLE TO SERVE AS A DIRECTOR.

         Directors are elected by a majority of the votes cast by the holders of the shares entitled to vote in the election at a meeting at which a quorum is present. A quorum is present when the holders of a majority of the shares outstanding on the record date are present at a meeting in person or by proxy. An abstention would not be considered to be one of the "votes cast" for purposes of the first sentence of this paragraph, but would be included in determining whether a majority of the outstanding shares is represented for determining whether a quorum is present at a meeting.

         The ten listed below as director nominees will be nominated to serve until the 2001 Annual Meeting of Stockholders. It is the intention of the persons named in the Proxy to vote for the election of the Nominees listed below.

                   Donald J. Carter                  James L. Lester
                   John E. Mansfield, Sr.            Dr. John W. Darden
                   F. Abit Massey                    Philip A. Wilheit
                   Bennie E. Hewett                  Samuel L. Oliver
                   Richard A. Hunt, Jr.              Alan A. Wayne

         The following are the names and ages of the nominees, his or her age at December 31, 1999, the year each individual began continuous service as director of the Company and the business experience of each, including principal occupations, at present and for at least the past five years.

Name, Age and Term as Director          Principal Occupation for Last Five Years
                                               and other Directorships
--------------------------------------------------------------------------------

Donald J. Carter, age 67            Mr. Carter is  Vice-President  of Don Carter
Director since 1987                 Realty Co., a real estate brokerage firm.


Dr. John W. Darden, age 54          Dr.   Darden  is  a  medical   doctor  whose
Director since 1987                 practice  is  limited  to surgery.  He  is a
                                    partner  in   Northeast   Georgia   Surgical
                                    Associates.

Bennie E. Hewett, age 61            Mr.  Hewett is  President  of  Capital  Loan
Director since 1987                 Company of Gainesville, Inc. and Chairman of
                                    the Board of Delta Management Company, which
                                    operates   a  chain  of   consumer   finance
                                    companies   located   in   Georgia,    South
                                    Carolina, Texas and Louisiana.

Richard A. Hunt, Jr., age 55        Mr. Hunt is  President  and Chief  Executive
Director since 1987                 Officer  of  Gainesville  Bank  &  Trust,  a
                                    position he has held since July 1987.

James L. Lester, age 54             Mr. Lester is President of JLL  Enterprises,
                                    and has been Vice President of Sales for EBY-Brown, Rockmart, GA since 1998. Prior thereto, Mr. Lester was President of JL
                                    Lester & Son, Inc.

John E. Mansfield, age 67           Mr.  Mansfield  is  Chairman of the Board of
Director since 1987                 Mother   Environmental   Systems,   Inc.,  a
                                    manufacturer  of oil  remediation  products.
                                    Prior to 1998, Mr. Mansfield was Chairman of
                                    the  Board  of  Mansfield  Oil  Company,   a
                                    petroleum  distributor,   and  President  of
                                    Kangaroo, Inc., a convenience store chain.


F. Abit Massey, age 72              Mr.  Massey is Chairman of the Board of GB&T
Director since 1987                 Bancshares,  Inc.  He  serves  as  Executive
                                    Director of Georgia Poultry Federation, a trade association for the poultry industry.
                                    Mr.  Massey  also is a  Director  of  Cotton
                                    States Life Insurance Company.

Samuel L. Oliver, age 57            Mr. Oliver is Secretary of GB&T  Bancshares,
Director since 1987                 Inc. He is a practicing attorney and partner
                                    in the law firm of Hulsey, Oliver & Mahar, which has served as legal counsel to the Bank since its organization.


Alan A. Wayne, age 57               Mr.   Wayne  is  a  partner   in  Wayne  Co.
Director since 1992                 Development,    the   President   of   Wayne
                                    Brothers,   Inc.   and  the   President   of
                                    Chattahoochee Parks, Inc. All are commercial real estate development companies.

Philip A. Wilheit, age 55           Mr. Wilheit is Vice Chairman of the Board of
Director since 1987                 Directors of GB&T Bancshares, Inc. He serves
                                    as President of Wilheit Packaging  Materials
                                    Company/Unisource,    a    distributor    of
                                    packaging materials and other paper-related products.

         There are no family relationships between any director, executive officer or nominee for director of the Company or any of its subsidiaries.

                             MEETINGS AND COMMITTEES
                            OF THE BOARD OF DIRECTORS
                                 OF THE COMPANY

         The Board of Directors has a standing Audit Committee, composed of Messrs. Oliver, Carter, Coleman, Hewett and Wilheit, which held four quarterly meetings during 1999. The Audit Committee recommends to the Board of Directors the engagement of the independent accountants of the Company and reviews the scope and results of the audits and the internal accounting controls of the Bank.

         The Board does not have a standing nominating or compensation committee. The Executive Committee serves as a compensation committee from time to time as appropriate. During 1999, the Executive Committee met eight times. The members of the Executive Committee are Directors Massey, Wilheit, Oliver and Hunt.

         The Board of Directors of the Company held seven regular meetings and one special meeting during the year ended December 31, 1999.

         All directors attended at least 75% of the aggregate of all meetings of the Board of Directors and committees of which the director is a member.

         The members of the Board of Directors of the Company receive fees for Company Board meetings in the amount of $200.00 per meeting. The Board of Directors of the Bank has a Director Fee Policy which provides for payments to directors for their service as directors and committee members in the amount of $500 per regular meeting, $300 per Loan Committee meeting actually attended, and $200 for all other committee meetings actually attended. The Chairman of the Board of the Bank is paid $1,000 for each regular meeting of the Board of Directors, $300 for each Loan Committee meeting actually attended, and $200 for all other committee meeting actually attended.

                               EXECUTIVE OFFICERS

         The table below sets forth each executive officer of the Bank by name, his or her age at December 31, 1999, the year he or she was first elected as an officer of the Bank, his or her position with the Bank and his or her business experience for the past five years.

                                       Year First
         Name                  Age       Elected            Business Experience
         ----                  ---       -------            -------------------

         Richard A. Hunt, Jr.   55       1987               President and Chief  Executive  Officer of
                                                            Gainesville Bank & Trust

         Gregory L. Hamby       45       1996               Senior Vice President and Chief  Financial
                                                            Officer of Gainesville Bank & Trust.  From
                                                            1995 to 1996, he served as Vice  President
                                                            and Accounting  Manager of the Bank.  From
                                                            1991  to  1995,  Mr.  Hamby  was an  audit
                                                            manager with Alexander,  Almond & Tillman,
                                                            an accounting firm.

                             EXECUTIVE COMPENSATION

         The table below sets forth certain summary information concerning compensation paid or accrued by the Company for services in all capacities with respect to the fiscal years indicated, to its Chief Executive Officer. There were no other executive officers of the Company which earned over $100,000 in salary, bonus and directors' fees during the fiscal year ended December 31, 1999.

                                             SUMMARY COMPENSATION TABLE


                                     Annual Compensation                         Long-Term Compensation
                         ------------------------------------------------------------------------------------------
                                                                        Awards                          Payouts
                                                                ---------------------------------------------------
                                                        Other                Securities
  Name and                                             Annual   Restricted   Underlying
  Principal                                            Compen-     Stock      Options/       LTIP       All Other
  Position              Year  Salary       Bonus<F1>   sation     Awards        SAR's       Payouts   Compensation
  ------------------    ------------------------------------------------------------------------------------------
Richard A. Hunt,        1999  $109,500      70,039                                                    $30,082 <F2>
Jr., President and      1998  $109,500     $58,883        0         0              0          0       $25,618 <F3>
Chief Executive         1997  $ 97,500     $58,911        0         0         50,000          0       $25,895 <F4>
Officer

         <F1>     The  principal  officers  of  the  Company  participate  in an incentive compensation plan that provides for discretionary annual bonuses. Under Mr. Hunt's incentive compensation arrangement, the amount of the discretionary annual bonus is determined by a pre-set formula established by the Board of Directors based upon the pre-tax profit of the Bank for the preceding year.

         <F2>     Includes $9,600 401(k) match,  $1,052 auto  allowance,  $2,930 social club dues, and $16,500 in director's fees.

         <F3>     Includes $7,200 401(k) match,  $1,218 auto  allowance,  $2,700 social club dues, and $14,500 in director's fees.

         <F4>     Includes $9,424 401(k) match,  $1,511 auto  allowance,  $1,610 social club dues, and $13,350 in director's fees.

                                  OPTION GRANTS

         No stock options were granted in 1999 to Named Executive Officers of the Company.

         The following chart shows the value of unexercised options held by the Named Executive Officers. No options were exercised during 1999.


                                     Fiscal Year-End Options/SAR Values

-------------------------- ---------------------------------------- ---------------------------------------
                               Number of Securities Underlying         Value of Unexercised In-The-Money
                             Unexercised Options/SARs at Fiscal         Options/SARs at Fiscal Year-End
                            Year-End (Exercisable/Unexercisable)         (Exercisable/Unexercisable)<F1>
-------------------------- ---------------------------------------- ---------------------------------------
Richard A. Hunt, Jr.
President and CEO                     10,000/40,000                            $107,000/$428,000
-------------------------- ---------------------------------------- ---------------------------------------

<F1>     Based on a price per share of $21.50, the last sales price for Common Stock in 1999.

                         CHANGE IN CONTROL ARRANGEMENTS

         In August 1996, the Bank and Richard A. Hunt, the Bank's President and Chief Executive Officer, entered into an Employment Agreement. The Employment Agreement becomes effective only upon a Change in Control of the Bank (as defined below), and continues for a term of two years thereafter. During the term of the Employment Agreement, Mr. Hunt would be entitled to receive, among other benefits, an annual salary equal to at least the average of the base compensation (base salary and incentive bonus) paid to Mr. Hunt by the Bank for the three calendar years preceding the Change in Control. Upon a Change in Control, the Employment Agreement may be terminated by the Bank for cause. If the Employment Agreement is terminated by the Bank other than for cause, the Bank would be required to pay Mr. Hunt a sum equal to the base salary he would otherwise be entitled to receive for the remaining term of the Employment Agreement. Upon a Change in Control, Mr. Hunt may terminate the Employment Agreement with two weeks notice to the Bank.

         A "Change in Control" of the Bank is defined in the Employment Agreement to include, with certain exceptions, (i) the closing of any transaction, whether by merger, consolidation, asset sale, tender offer, reverse stock split or otherwise, which results in the acquisition of beneficial ownership by any person, entity or group (other than members of the board of directors of the Bank serving as of August 12, 1996) or other persons or entities acting in concert, of at least 50% of the outstanding shares of Common Stock or (ii) the closing of the sale of all or substantially all of the assets of the Bank.

                              CERTAIN TRANSACTIONS

         In the ordinary course of business, the Bank has and anticipates that it will continue to have transactions with various directors, officers, principal stockholders and their associates on substantially the same terms (including price, interest rates, collateral, and repayment terms) as those prevailing at the time for comparable transactions with unrelated parties. None of such banking transactions involve more than the normal risk of collectibility and do not present other unfavorable features to the Bank.

         The Bank's main office is owned jointly by the Bank and Mr. Carter. This joint ownership is the result of the purchase by the Bank of the undivided half-interest of a non-affiliated third party on January 5, 1989. The cost of this purchase was $390,000, which included $250,000 for a half-interest in the land, $135,500 for one-half of actual expenses incurred on the project as of the date of purchase for fees, site preparation and interest paid to banks, and the amounts paid to the seller for interest on his funds invested in the project to the date of purchase. The Bank and Mr. Carter entered into a partnership agreement under which they shared equally in the cost of construction and all income and expenses arising from the operation of the building. The total cost to the Bank of its interest in the land and building is approximately $1.8 million, including the Bank's leasehold improvements. The price of the land was determined by an independent, professional appraisal to be the approximate fair market value of the land. Construction of the building was substantially completed and occupied by the Bank in January 1990.

         Mr. Samuel L. Oliver, a director of the Company, is a partner in the law firm of Hulsey, Oliver & Mahar, Gainesville, Georgia, which firm served as legal counsel to the Company in 1999. It is anticipated that this firm will also provide legal services to the Company and the Bank during 2000.

                               CERTAIN LITIGATION

         The Company is not aware of any material pending legal proceedings to which the Company or the Bank is a party or to which any of their property is subject.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed Mauldin & Jenkins, LLC as the Company's independent public accountants for the fiscal year ending December 31, 2000. Mauldin & Jenkins also acted in such capacity during the fiscal year ended December 31, 1999. Representatives of Mauldin & Jenkins will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions by stockholders.

                 INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

         No officer or director has any substantial interest in any matter to be acted upon at the Annual Meeting, other than the election of directors.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and to furnish the Company with copies of all Section 16(a) forms they file with the SEC.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representation that no other reports were required, during the two fiscal years ended December 31, 1999, all of the Company's officers, directors and persons who own more than ten percent of the Common Stock complied with all applicable Section 16(a) filing requirements.

                                 OTHER BUSINESS

         Action will be taken on whatever other business may properly come before the Annual Meeting. Management is not aware of any other business matters to be considered at the Annual Meeting, except the Report of Management and the presentation of financial statements. If other matters properly come before the meeting, the persons named in the Proxy will have discretionary authority to vote proxies with respect to such matters and in accordance with the recommendations of management.

         The minutes of the 1999 Annual Meeting are available for inspection at the Company during normal business hours, and will be presented at the meeting for approval. It is not intended that approval of those minutes will constitute ratification of matters referred to therein.

                           ANNUAL DISCLOSURE STATEMENT

         Financial information about the Company is available to customers, stockholders and the general public on request.

         THE COMPANY WILL PROVIDE, WITHOUT CHARGE, TO EACH STOCKHOLDER FROM WHOM A PROXY IS SOLICITED, UPON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE BANK'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1999, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO REQUIRED TO BE FILED. SUCH WRITTEN REQUEST SHOULD BE ADDRESSED TO MR. GREGORY L. HAMBY, SENIOR VICE PRESIDENT, P.O. BOX 2760, GAINESVILLE, GEORGIA 30503.

                              STOCKHOLDER PROPOSALS

         Any stockholder proposal intended to be presented at the 2001 Annual Meeting of the stockholders and to be included in the Company's proxy statement and form of proxy for that meeting must be received by the Company, directed to the attention of Samuel L. Oliver, Secretary, not later than December 14, 2000.

         Management urges you to sign and return the enclosed proxy as promptly as possible, whether or not you plan to attend the meeting in person. IF YOU DO ATTEND, YOU MAY THEN WITHDRAW YOUR PROXY.